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                                                                  EXHIBIT 10.59

                                    AMENDMENT



     1. Reference is made to (a) that certain Facility and Guaranty Agreement (the "Facility Agreement") dated as of February 12, 1999 among AmerUs Life Holdings, Inc. ("ALHI"), Bank One, NA (f/k/a The First National Bank of Chicago) individually ("Bank One") and as agent (the "Agent") and (b) that certain Amendment No. 2 to Facility Agreement dated as of January 25, 2000 by and among the ALHI, the Agent and Bank One ("Amendment No. 2").

     2. ALHI has merged into American Mutual Holding Co., which has changed its name to AmerUs Group Co. AmerUs Group Co., successor to ALHI, is referred to herein as the "Company".

     3. The Company, the Agent and Bank One (being the sole "Lender" under the Facility Agreement) hereby agree that Amendment No. 2 is hereby amended by deleting the reference to "August 31, 2000" in the last paragraph of Section 3 thereof and replacing it with a reference to "October 31, 2000".

     4. Bank One waives as of the date of the Merger (as defined in Amendment No. 2) any Program Event of Default or Unmatured Default under the Facility Agreement which would not have existed had the Delayed Effective Date occurred contemporaneously with the Merger (as defined in Amendment No. 2).

     5. This Amendment shall be construed in accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq, but otherwise without regard to the conflict of laws provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.

     6. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the 20th day of September, 2000.

                            AMERUS GROUP CO.

                            By:    /s/ Michael G. Fraizer
                                   --------------------------------------------
                            Name:  Michael G. Fraizer
                            Title: Executive Vice President and
                                   Chief Financial Officer

                            BANK ONE, NA,
                            Individually and as Agent

                            By:    /s/ Cynthia Priest
                                   --------------------------------------------
                            Name:  Cynthia Priest
                            Title: First Vice President